United States Securities and Exchange Commission
Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2008

KL ENERGY CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	333-145183	39-2052941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 East Saint Joseph Street, Suite 200
Rapid City, South Dakota 57701
 (Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (605) 718-0372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

KL Energy Corp. (OTC BB: KLEG) has announced that, through new plant engineering and improvement of bio-chemical processes  KL Energy has been able to increase its overall glucose recovery rate by 56% per dry ton of wood while simultaneously reducing its enzyme rate by 22%. Testing for glucose recovery rate and enzyme levels was successfully completed at KL Energy’s feedstock testing facility..  The Press Release is attached as exhibits to this Current Report.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

Number	Description

99.1	Press Release dated November 26, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, KL Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
.
KL Energy Corporation

Dated: November 26, 2008	By:	/s/ Randy Kramer
Randy Kramer President and Chief Executive Officer Chief Financial Officer

Exhibit Index

Number	Description

99.1	Press Release dated November 26, 2008